Exhibit 1.01
Conflict Minerals Report
I. Introduction
Based in Charlotte, North Carolina, SPX FLOW, Inc. is a leading global supplier of highly engineered flow components, process equipment and turn-key systems, along with the related aftermarket parts and services, into the food and beverage, power and energy and industrial end markets. SPX FLOW has approximately $2 billion in annual revenues with operations in over 35 countries and sales in over 150 countries around the world.
Certain of our products contain materials or components that use tin, tantalum, tungsten and/or gold (“3TG”). Due to the depth of our supply chain, we are often far removed from the sources of ore from which these metals are produced and the smelters/refiners that process those ores; the efforts undertaken to identify the countries of origin of those ores reflect our circumstances and position in the supply chain. The amount of information available globally on the traceability and sourcing of these ores is extremely limited at this time and this situation is not unique to us. We have taken steps to identify the applicable smelters and refiners of such 3TG metals in our supply chain; however, we believe that the smelters and refiners of 3TG are best situated to identify the sources and countries of origin of the 3TG. We rely on our suppliers to provide us with information on the origin of any conflict minerals contained in components and materials supplied to us.
The due diligence efforts noted below were undertaken on the products manufactured by the Company in 2016.
II. Reasonable Country of Origin Inquiry (RCOI)
We instructed our direct suppliers to provide answers to the Electronic Industry Citizenship Coalition-Global e-Sustainability Initiative (EICC-GeSI) Conflict Minerals Common Reporting Template. The EICC-GeSI Conflict Minerals Common Reporting Template is a common tool for reporting conflict minerals content and sourcing information worldwide. In some cases, suppliers were required to provide corrections and clarifications. As such, we believe our RCOI process was reasonably designed and performed in good faith.
III. Design of Due Diligence Framework
We designed our due diligence framework to conform in all material respects with the OECD 2013 Guidelines - OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Second Edition, OECD Publishing. http://dx.doi.org/10.1787/9789264185050-en
IV. Due Diligence Measures Performed
Due diligence measures we performed include, but are not limited to, the following:

•	Reporting to senior management and the Board of Directors regarding the structure of our conflict minerals program.

•	Reporting to senior management on direct suppliers’ responses to our conflict minerals information requests.

•	Communicating our policy on conflict minerals to direct suppliers.

•	Communicating the commitments and requirements expected of our direct suppliers, supported by, when appropriate, email and phone dialogues.

•
Comparing smelters and refiners identified by suppliers to the Conflict Free Sourcing Initiative (“CFSI”) lists of validated conflict free and verified facilities and the US Department of Commerce “Reporting Requirements Under Section 1502(d)(3)(C) of the Dodd-Frank Act World-Wide Conflict Mineral Processing Facilities" (http://www.ita.doc.gov/td/forestprod/DOC-ConflictMineralReport.pdf), and our own independent research.

•
Developing a risk mitigation plan that allows for continued trade with a supplier as appropriate through the supplier’s risk mitigation efforts, and evaluating the business relationship with suppliers that do not address the risks.

•
Developing contractual terms and conditions regarding procurement practices that encourage suppliers to purchase raw materials from audited smelters/refiners which have achieved a conflict free designation by the CFSI's Conflict Free Smelter Program ("CFSP") or have an audit program with which CFSI has mutual recognition.

V. Product Determination
We received inconclusive data from our direct suppliers. Material source information is still developing. To date, we h ave received no information from our direct suppliers indicating that the tin, tantalum, tungsten or gold we purchased from them directly or indirectly financed or benefited armed groups in the Democratic Republic of the Congo (“DRC”) or adjoining countries. Some suppliers disclosed to us that scrap/recycled sources of 3TG were identified in their supply chains and did not require due diligence.
We believe the following smelters/refiners have achieved a conflict free designation by the CFSI’s CFSP or have an audit program with which CFSI has mutual recognition, or are actively in the process of obtaining the designations, or are smelters/refiners for which we independently obtained country of origin information:

Gold	A.L.M.T. TUNGSTEN Corp.
Gold	ABC
Gold	Abington Reldan Metals, LLC
Gold	Acade Metals Co.,LTD
Gold	Acade Noble Metal (Zhao Yuan) Corporation
Gold	Advanced Chemical Company
Gold	AGoSI
Gold	Aida Chemical Industries Co., Ltd.
Gold	Aktybuinsk Copper Company Too
Gold	Al Etihad Gold Refinery DMCC
Gold	Allgemeine Gold- und Silberscheideanstalt A.G.
Gold	Almalyk Mining and Metallurgical Complex (AMMC)
Gold	Alpha Metals Korea Ltd.
Gold	Altlantic Metals
Gold	AngloGold Ashanti Corrego do Sitio Mineracao
Gold	Anhui Tongling Nonferrous Metal Mining Co., Ltd.
Gold	Anhui Tongling non-ferrous Pioneer Metals Corporation
Gold	Argor-Heraeus S.A.
Gold	Argor-Heraeus,HONG KONG
Gold	Asahi Pretec Corp.
Gold	Asahi Refining Canada Ltd.
Gold	Asahi Refining USA Inc.
Gold	Asahi Solder Tech (Wuxi) Co. Ltd.
Gold	Asaka Riken Co., Ltd.
Gold	ASARCO Incorporated
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.
Gold	Atotech
Gold	AU Traders and Refiners (Pty) Ltd
Gold	Audiua, Escardida
Gold	AURA-II
Gold	Aurubis AG
Gold	Auston Powder
Gold	AXISMATERIAL LIMITED
Gold	B.R.Industries
Gold	Baitin Nonferrous Metals Corporation (BNMC)
Gold	BALORE REFINERSGA
Gold	Bangalore Refinery Pvt Ltd
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)
Gold	Bao Yuhua Electronics Co., Ltd.
Gold	Batu Hijau Gold/Copper Mining
Gold	Bauer Walser AG
Gold	Beijing Zenith Materials

Gold	Best Metais e Soldas S.A.
Gold	BHP Billiton
Gold	Boliden AB
Gold	Bolin Co. Ltd. of Xi'an Univ. of Arch. & Tech.
Gold	Boston Metal
Gold	BRIGHT-E ELECTRONIC TECHNOLOGY LIMITED
Gold	Butterworth Smelter
Gold	C. Hafner GmbH + Co. KG
Gold	C.Uyemura
Gold	Caridad
Gold	Casa da Moeda do Brasil
Gold	CCR Refinery - Glencore Canada Corporation
Gold	Cendres + Metaux S.A.
Gold	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.
Gold	CHALCO Yunnan Copper Co. Ltd.
Gold	CHANGCHENG GOLD AND SILVER REFINERY CO., LTD.
Gold	Changsanjiao Elc.
Gold	Changzhou Chemical Research Institute Co. Ltd.
Gold	CHANGZHOU MING FENG HARDWARE CONNECTOR FACTORY
Gold	Chengfeng Metals Co Pte Ltd
Gold	CHENGGONG TECHNOLOGY CO.,LTD.
Gold	Chenzhou, Chenzhou Mining Group
Gold	Cheong Hing
Gold	Chernan Technology co., ltd
Gold	Chi Golddeal
Gold	Chi Sino-Platinum Metals Co.,Ltd
Gold	Chia Tai Metal Craft Products Co., Ltd.
Gold	Chimet S.p.A.
Gold	China Gold International Resources Corp. Ltd
Gold	China GoldDeal Investment Co., Ltd.
Gold	China Guangdong Hetai Gold Mine
Gold	China Minmetals Corp.
Gold	China Sino-Platinum Metals Co., Ltd.
Gold	China Steel Corporation
Gold	China's Nonferrous Mining Group co., LTD
Gold	CHIN-LEEP ENTERPRISE CO., LTD.
Gold	CHROMA NEW MATERIAL CORPORATION
Gold	Chugai Mining
Gold	Cloud Hunan
Gold	Codelco
Gold	Codelco - Ventanas Smelter & Refinery
Gold	Colt Refining
Gold	Conghua Tantalum and Niobium Smeltry
Gold	Cookson Group
Gold	Cooperativa Metalurgica de Rondônia Ltda.
Gold	Cooson Sempsa
Gold	CORE PMG
Gold	Corporacion Nacional del Cobre de Chile
Gold	CS
Gold	CSC Pure Technologies

Gold	CV Ayi Jaya
Gold	CWB Materials
Gold	DA HONG
Gold	Daejin Indus Co., Ltd.
Gold	DaeryongENC
Gold	Daewoo International
Gold	Daye Non-Ferrous Metals Mining Ltd.
Gold	Dayu Weiliang Tungsten Co., Ltd.
Gold	DCI_Metalor Technologies Singapore Pte Ltd
Gold	Deep Rich Material Technology Co., Ltd.
Gold	Degussa Sonne / Mond Goldhandel GmbH
Gold	DER KAE ENTERPRLSE.CO
Gold	Do Sung Corporation
Gold	DODUCO GmbH
Gold	Dongguan CameroonChemical Materials Co., Ltd
Gold	Dongguan City Stender Sub Materials Co., Ltd.
Gold	Dong'guan Dong wu Violent-toxic Chemical Products Co., Ltd.
Gold	DONGGUAN DONGXU METAL SURFACE HANDLE CO.,LTD
Gold	Dongguan Orient Surface Treatment Co., Ltd.
Gold	DONGGUAN SOLME HARDWARE.CO.,LTD
Gold	Dongguan Standard Electronic Material.Co.,Ltd
Gold	Dongguan Xuebuyuan
Gold	DONGGUANG JINNJI PRECISION DIE MACHINE INC.
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi
Gold	Dong-Wo Co., Ltd.
Gold	Dowa
Gold	Dr. Gold and Silver Refining Ltd.
Gold	DRW
Gold	DSC (Do Sung Corporation)
Gold	Dujinshui Zhihuan Fanying
Gold	DUOXIN
Gold	East Jinding High-Tech Materials
Gold	E-CHEM Enterprise Corp
Gold	Echememi Enterprise Corp. (Futures Exchange)
Gold	Eco-System Recycling Co., Ltd.
Gold	Edison plating technology CO.,LTD
Gold	Electro Metals
Gold	Elemental Refining, LLC
Gold	Emirates Gold DMCC
Gold	Empresa Metallurgica Vinto,Empressa ciol de Fundiciones (EF),Complejo Metalurico Vinto S.A.
Gold	Enan Zhongyuan Gold Smelter Limited factory Any company
Gold	Engelhard London
Gold	ENTHONE OMI
Gold	ERCEI
Gold	Ethiopian Minerals Development Share Company
Gold	Faggi Enrico S.p.A.
Gold	Feinhütte Halsbrücke GmbH
Gold	Fenix Metals
Gold	Ferro Corporation
Gold	Fidelity Printers and Refiners Ltd.

Gold	Five Gold Steel Material Processing Dongguan Tangxia re- sho
Gold	Fujian Jinxin Tungsten Co., Ltd.
Gold	Funsur
Gold	Futures Trading Chi PU Enterprise Co. LTD E-Chem Enterprise
Gold	G.L.D
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.
Gold	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)
Gold	Gaoyao Hetai Gold Mine Co., Ltd.
Gold	Geib Refining Corporation
Gold	Gejiu Non-Ferrous Metal Processing Co., Ltd.
Gold	Gejiu Yunxi Group Corp.
Gold	Gejiu Zili Mining And Metallurgy Co., Ltd.
Gold	General Iken
Gold	Global Advanced Metals Boyertown
Gold	Gold and Siver Refining Strokes Ltd.
Gold	Gold Bell Group
Gold	Gold Shousha
Gold	Gold Trading Company, Ltd.
Gold	Gold Trading Room
Gold	Gong an Ju
Gold	Goodway
Gold	Great Wall Precious Metals Co., Ltd. of CBPM
Gold	Grillo Handel
Gold	Guandong Jinding Material co., Ltd.
Gold	Guang Dong Jin Ding Advanced Materials Co.,Ltd(Guang Dong huajian Trade Co.,Ltd)
Gold	Guang Dong Jin Xian Gao Xin Cai Liao Gong Si
Gold	GUANG DONG JING DING CO., LTD
Gold	Guang Xi Hua Xi Corp
Gold	Guangdong Fushan Anson
Gold	Guangdong Gold Ding New Material Co.,Ltd
Gold	Guangdong Grace Billion Kate Fine Chemical Co., Ltd.
Gold	GUANGDONG HUA JIAN TRADE DO.,LTD
Gold	Guangdong Jinding Gold Limited
Gold	Guangdong Jinding Material co., Ltd.
Gold	Guangdong Jinxian Gaoxin Cailiao Gongsi
Gold	Guangdong Macro Jin Precious Metal Smelting
Gold	Guangdong MingFa Precious Metal Co., Ltd
Gold	Guangdong Xianglu Tungsten Industry Co., Ltd.
Gold	Guangxi Huaxi Group co., LTD
Gold	Guangxi Pinggui PGMA Co., Ltd
Gold	GuangZHou Jin Ding
Gold	Guangzhou King's high-tech materials
Gold	GUANGZHOUHANYUAN ELECTRONIC TECH.CO.LTD
Gold	Guixi Smelter
Gold	Gujarat Gold Centre
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.
Gold	GUSU PlATING Co.,Led.
Gold	GWO CHERN INDUSTRIAL CO., LTD.
Gold	H.C. Starck Group
Gold	HAI RONG METAL PRODUCTS LTD.

Gold	Hana-High Metal
Gold	Hang Seng Technology
Gold	Hang Technology
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.
Gold	Hanhua Jinshu
Gold	Harima Smelter
Gold	Harmony Gold Mining Company Ltd.
Gold	Harmony Gold Refinery
Gold	Hawkins Inc
Gold	HeeSung
Gold	Heesung Catalysts
Gold	HEESUNG METAL CO., ltd.
Gold	Heesung Metal Ltd
Gold	Heimerdinger
Gold	Heimerle + Meule GmbH
Gold	Hen Zhongyuan Refinery & Hen San Men Xia
Gold	Henan Lingbao Gold Co., Ltd.
Gold	HeNan LingBao Jin Kuan
Gold	Henan Middle Plain Gold Smelter
Gold	HENAN PROVINCE IN GOLD INVESTMENT MANAGEMENT LTD.
Gold	Henan Province Sanmenxia City Gold Smelter
Gold	Henan Sanmenxia Lingbao City Jinyuan Mining Industry Co., Ltd
Gold	Henan Yuguang Gold & Lead Co., Ltd.
Gold	Heraeus (Zhaoyuan) Precious Metals Materials Co., Ltd.
Gold	Heraeus Electronic Materials Phils.,Inc.
Gold	Heraeus GmbH
Gold	Heraeus Group
Gold	Heraeus Hong Kong,Heraeus limited,Heraeus Technology Center
Gold	Heraeus Materials Singapore Pte Ltd
Gold	Heraeus Metals Hong Kong Ltd.
Gold	Heraeus Oriental Hitec Co., Ltd.
Gold	Heraeus Precious Metals GmbH & Co. KG
Gold	Heraeus Precious Metals North America
Gold	Heraeus USA
Gold	HERA-KOREA
Gold	Heraus Precious Metals North America
Gold	HeTai Gold Mineral GuangDong Co., Ltd.
Gold	High Quality Technology Co., Ltd
Gold	Hiroshima East Jinding tech materials
Gold	Hi-Temp Specialty Metals, Inc.
Gold	HLH (Heraeus Limited Hongkong)
Gold	HMG
Gold	HML Hathaways Limited
Gold	Hon Hai
Gold	HON HAI PRECISION IN
Gold	Hon Shen Co. Ltd
Gold	Hong Da qiu
Gold	Hongkong Changxing group
Gold	HonHai Precision Co., Ltd.
Gold	Honorable Hardware Craft Product Limited Company

Gold	Huichang Jinshunda Tin Co., Ltd
Gold	HuizhouBaoyuhua Electronics CO.,LTD
Gold	Hun Chenzhou Mining Group Co. Ltd.
Gold	Hunan Chenzhou Mining Co., Ltd.
Gold	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.
Gold	Hunan Yuguang Gold & Lead Co., Ltd.
Gold	Hundsun Technology
Gold	Hung Cheong Metal Manufacturing Limited
Gold	Hutti Gold Company
Gold	Hutti Gold Mines Co.
Gold	HUTTI GOLD MINES COMPANY LIMITED
Gold	Hutti Gold Mines Limited
Gold	HwaSeong CJ Co., Ltd.
Gold	Hwasung CJ Co. Ltd.
Gold	Hyundai-Steel
Gold	IBF IND Brasileira de Ferroligas Ltda
Gold	ICBC
Gold	Indonesian State Tin Corporation
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.
Gold	Inovan GmbH & Co.KG
Gold	Ishifuku kinzoku kougyo souka kojyo
Gold	Ishifuku Metal Industry Co., Ltd.
Gold	ISLAND GOLD REFINERY
Gold	Istanbul Gold Refinery
Gold	Italpreziosi S.P.A
Gold	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)
Gold	Japan Mint
Gold	Japan Pure Metals
Gold	Jia Lung Corp
Gold	Jiangsu Sue large special chemical reagent Co., LTD
Gold	Jiangxi Copper Company Limited
Gold	Jiangxi Ketai Advanced Material Co., Ltd.
Gold	Jiangxi Yichun
Gold	Jie Sheng
Gold	Jin Dong Heng
Gold	Jin Jinyin Refining Company Limited
Gold	Jinfeng Gold Mine Smelter
Gold	Jinlong Copper Co., Ltd.
Gold	JINSUNG METAL CORP
Gold	JiuJiang JinXin Nonferrous Metals Co., Ltd.
Gold	Jiujiang Tanbre Co., Ltd.
Gold	Johnson Matthey & Brandenberger AG
Gold	Johnson Matthey Chemicals Ltd.
Gold	Johnson Matthey HongKong Ltd.
Gold	Johnson Matthey Pacific Limited
Gold	JSC "Aurat"
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant
Gold	JSC The Gulidov Krasnoyarsk Non-Ferrous Metals Plant
Gold	JSC Uralelectromed
Gold	JX Nippon Mining & Metals Co., Ltd.

Gold	K.A. Rasmussen AS
Gold	Kahanna Traders & Engineers
Gold	Kaloti Precious Metals
Gold	Kanfort Industrial (Yantai)
Gold	Kazakhmys Smelting LLC
Gold	Kazzinc
Gold	Kee Shing
Gold	KEMET Blue Powder
Gold	Kennecott Utah Copper LLC
Gold	KGHM Polska Miedz Spolka Akcyjna
Gold	Kojima Chemicals Co., Ltd.
Gold	Kojima Kagaku Kogyo
Gold	Korea Metal Co., Ltd.
Gold	Korea Zinc Co. Ltd.
Gold	Kosak Seiren
Gold	Kuan Shuo Ind. Co., Ltd.
Gold	Kundur Smelter
Gold	Kunshan Jinli Chemical Industry Reagents Co., Ltd.
Gold	KYOCERA
Gold	Kyrgyzaltyn JSC
Gold	Kyshtym Copper-Electrolytic Plant ZAO
Gold	L' azurde Company For Jewelry
Gold	LAIBIN SMELTERY OF LIUZHOU CHINA TIN GROUP CO.,LTD.
Gold	LBMA
Gold	Lee Iken
Gold	LEYBOLD CO.,LTD.
Gold	LIAN CHI CO.,LTD
Gold	Lianqi Plating Ltd
Gold	LiBaoJia
Gold	Lifu Precious Metals company limited
Gold	Lingbao Gold Company Limited
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.
Gold	Linwu Xianggui Ore Smelting Co., Ltd.
Gold	LINXENS
Gold	LITTELFUSE
Gold	L'Orfebre S.A.
Gold	LS- Nikko Copper Inc
Gold	Ltd. Gold trading company
Gold	Luo yang Zijin Yinhui Metal Smelt Co Ltd
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.
Gold	M.K Electron Co., Ltd.
Gold	Macderlun
Gold	Maite Long
Gold	Malaysia Smelting Corporation Berhad
Gold	Marsan
Gold	Martin Lienhard
Gold	Masuda Sangyo Co., Ltd.
Gold	Material Technology Co., Ltd. Shenzhen Fu Chun
Gold	Materials Eco-Refining CO.,LTD
Gold	Materion

Gold	Matsuda Sangyo Co., Ltd.
Gold	MCP Mining & Chemical Products Ltd. UK
Gold	Mead Metals
Gold	Meta low Technologies Japan , Ltd.
Gold	Metahub Industries Sdn. Bhd.
Gold	Metalli Preziosi S.p.A.
Gold	Metallic Resources Inc
Gold	Metallo Chimique
Gold	Metallurgical Products India Pvt., Ltd.
Gold	Metalor France
Gold	Metalor Germany
Gold	Metalor Japan
Gold	Metalor Technologies (Hong Kong) Ltd
Gold	Metalor Technologies (Singapore) Pte., Ltd.
Gold	Metalor Technologies (Suzhou) Co Ltd
Gold	Metalor Technologies S.A.
Gold	Metalor USA Refining Corporation
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.
Gold	Mexicana de Cobre S.A. de C.V.
Gold	Micronas GmbH
Gold	Mineracao Taboca S.A.
Gold	Ming Li Jia Smelt Metal Factory
Gold	Mits-Tec (Shanghai) Co. Ltd.
Gold	MITSUBISHI GAS CHEMICAL CO., INC
Gold	Mitsubishi Materials Corporation
Gold	Mitsui
Gold	Mitsui & Co. Precious Metals Inc. Hong Kong Branch
Gold	Mitsui Mining and Smelting Co., Ltd.
Gold	Mitsui Sumitomo Metal Mining Brass & Copper Co., Ltd.
Gold	MK Electron
Gold	MKE
Gold	MMTC-PAMP India Pvt., Ltd.
Gold	Modeltech Sdn Bhd
Gold	Molycorp Silmet A.S.
Gold	Monopoly Ltd. Zhuhai toxic materials
Gold	Mori Silver
Gold	Morigin Company
Gold	Morris and Watson Gold Coast
Gold	Moscow Special Alloys Processing Plant
Gold	MPF
Gold	N.E. Chemcat
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.
Gold	NANCHUANGSHENGHUA NON-FERROUS MEATAL ALLOY FACTORY
Gold	Nankang Nanshan Tin Manufactory Co., Ltd.
Gold	Nathan Trotter & Co., Inc
Gold	Navoi Mining and Metallurgical Combinat
Gold	Nihama Nickel Refinery
Gold	Nihon Genma MFG Co., Ltd.
Gold	Nihon Material Co., Ltd.
Gold	Nihon Superior Co., Ltd.

Gold	Ningbo Kangqiang Electronics Co., Ltd.
Gold	Ningbo Yinzhou Ningbo of precious metal recycling plant
Gold	Nippon Micrometal Corporation
Gold	Nippon-Aleph Corporation
Gold	Nishihara Science and Engineering
Gold	Nisshin Chemical Co., Ltd.
Gold	NISSIN KASEI CO., LTD
Gold	Nittesu Mining Co., Ltd.
Gold	NMC
Gold	Nohon Material Corporation
Gold	NORSUN CIRCUITED ENTERPRISE CO., LTD
Gold	Novosibirsk Processing Plant Ltd.
Gold	NTET, Thailand
Gold	Nyrstar Metal
Gold	OGM
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH
Gold	Ohura Precious Metal Industry Co., Ltd.
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)
Gold	OJSC Kolyma Refinery
Gold	OJSC Krastvetmet
Gold	OJSC Novosibirsk Refinery
Gold	OJSC The Gulidov Krasnoyarsk Non-Ferrous Metals Plant"" (OJSC Krastsvetmet)"
Gold	OMG
Gold	OMG ELECTROCHEMICALS
Gold	OMG GALVANOTECHNIK
Gold	Operaciones Metalurgica S.A.
Gold	Orelec
Gold	O-WELL CORPORATION
Gold	PAMP S.A.
Gold	Pan-billed Traffic Copper Co., Ltd.
Gold	Pease & Curren
Gold	Penglai Penggang Gold Industry Co., Ltd.
Gold	PERUSAHAAN SADUR TIMAH MALAYSIA(PERSTIMA)BERHAD
Gold	PJ-USA
Gold	Plansee SE Liezen
Gold	PM Sales Inc.
Gold	Pogo Gold Mining
Gold	Poongsan
Gold	Posco
Gold	PRECIOUS METAL SALES CORP.
Gold	Prioksky Plant of Non-Ferrous Metals
Gold	PSB
Gold	PT Aneka Tambang (Persero) Tbk
Gold	PT Aries Kencana Sejahtera
Gold	PT Justindo
Gold	PT Koba Tin
Gold	PT Menara Cipta Mulia
Gold	PT Panca Mega Persada
Gold	PT Pelat Timah Nusantara Tbk
Gold	PT Tambang Timah

Gold	PT Timah (Persero) Tbk Kundur
Gold	PT Timah (Persero) Tbk Mentok
Gold	PT,DS JAYA ABADI
Gold	PX Precinox S.A.
Gold	PYNMAX TECHNOLOGY CO., LTD.
Gold	Qiankun Gold and Silver Refnery Share Company Limited
Gold	Qualitek Delta Philippines Inc.
Gold	Rand Refinery (Pty) Ltd.
Gold	Realized the Enterprise Co., Ltd.
Gold	Redling Solder (M) SDN.BHD.
Gold	REDSUN
Gold	Remondis Argentia B.V.
Gold	Republic Metals Corporation
Gold	Riotinto
Gold	Ritchie Trick(Changshu) Sub Materials Co., Ltd.
Gold	Rohm & Haas Elec. Mat'ls
Gold	Rongda
Gold	Royal Canadian Mint
Gold	Rui Sheng
Gold	SAAMP
Gold	Sabin Metal Corp.
Gold	Safimet Spa. (Gold refiners)
Gold	SAFINA A.S.
Gold	Sai Refinery
Gold	Saint Chemical Industrial Raw Materials OK
Gold	Samduck Precious Metals
Gold	Samhwa Non-Ferrorus Metal Ind. Co. Ltd
Gold	Samsung
Gold	Samwon Metal Corp.
Gold	Sanmenxia Hang Seng Science and Technology, Research and Development Co., LTD
Gold	Sanmenxia HengSheng
Gold	Sanmenxia HengSheng Science Technology R&D CO.LTD
Gold	Sanmenxia Lingbao Jinyuan Mining Co., Ltd.
Gold	SAXONIA Edelmetalle GmbH
Gold	Saxonia Edelmetallrecycling
Gold	Schloetter
Gold	Schloetter Co Ltd
Gold	Schone Edelmetaal B.V.
Gold	SCHOOT
Gold	Scotia Mocatta
Gold	SD Gold
Gold	SD (Samdok) Metal
Gold	SEMPSA Joyeria Plateria S.A.
Gold	Sen Silver
Gold	SENDANEX CHEMICAL INDUSTRY & RICHEMAX INTERNATIONAL CO.,LTD
Gold	Sendi (Japan): Kyocera Corporation
Gold	Senju Metal Industries Co., Ltd.
Gold	Sewon Korea
Gold	Shan Dong Huangjin
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.

Gold	Shandon Jin Jinyin Refining Limited
Gold	Shandong Zhongkuang Group Co Ltd
Gold	Shandong Guoda gold Co., LTD.
Gold	Shandong Hengbang Smelter Co.,ltd
Gold	Shandong Huangjin Group Company Ltd.
Gold	Shandong Humon Smelting Co., LTD
Gold	Shandong Jun Mai Fu
Gold	Shandong Penglai Gold Smelter
Gold	Shandong Tarzan Bio-Gold Industry Co.
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.
Gold	Shandong Yanggu Xiangguang Co. Ltd.
Gold	Shandong Zhao Jin Jituan Youxian Gongsi
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.
Gold	Shandong Zhaoyuan
Gold	Shandong Zhongkuang Group Co,.Ltd.
Gold	Shangdong HumonSmelting Co., Ltd.
Gold	Shanghai Dashou Electronics Co.,Ltd
Gold	Shanghai Gold Exchange
Gold	Shanghai Gold Group Co Ltd
Gold	Shanghai Jinsha Shiye Co.,Ltd.
Gold	Shanghai Kyocera Electronics CO. LTD.
Gold	Shanghai Yuanhao Surface Finishing Co. Ltd.
Gold	ShangHai YueQiang Metal Products Co., LTD
Gold	Sheffield Smelting Co. Ltd.
Gold	Shen Mao Solder(m) Sdn Bhd
Gold	Shen Zhen Thousand Island Ltd.
Gold	SHENGYI TECHNOLOGY.CO.,LTD
Gold	Shenzhen Bestfoil Material Technology CO.,LTD
Gold	Shenzhen Fu Chun Company
Gold	Shenzhen Fujun Material Technology Co., Ltd
Gold	Shenzhen Hao Hardware Plastic Co., LTD
Gold	Shenzhen Heng Zhong Industry Co., Ltd.
Gold	Shenzhen Hua Ao Surface Treatment Technology Co., Ltd.
Gold	Shenzhen Jinjunwei Resource Comprehensive Development Co., Ltd
Gold	Shenzhen Kuril Company
Gold	SHENZHEN LIANFENG HARDWARE PLASTIC CO.,LTD-TIANLIANG PLATING FACTORY
Gold	Shenzhen Surface Science Technology Co., Ltd.
Gold	ShenZhen Thousand Island Ltd.
Gold	Shenzhen Zhengtianwei Technologies
Gold	Shenzhen Zhonghenglong Real Industry Co. Ltd
Gold	Shi Fu Metal Industrial
Gold	Shindong-a
Gold	SHINKO ELECTRIC INDUSTRIES CO., LTD.
Gold	Shogini Technoarts Pvt Ltd
Gold	Shuer Der Industry (Jiangsu) Co. Ltd.
Gold	Sichuan Tianze Precious Metals Co., Ltd.
Gold	Sin Asahi Solder(M)Sdn Bhd
Gold	Sincemat Co, Ltd.
Gold	Singway Technologies Co., Ltd.
Gold	SINO-PLATINUM METALS Co., Ltd.

Gold	Smitomo Hisikari Mine
Gold	So Accurare Group, Inc.
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals
Gold	Soft Metais Ltda.
Gold	Sojitz
Gold	Soka Plant
Gold	Solar Applied Materials Technology Corp.
Gold	Solartech
Gold	SOLDER COAT CO.,LTD
Gold	Solor
Gold	Soochow University's
Gold	Southern Copper Corporation - Grupo Mexico
Gold	St. Chemical Industrial Raw Material Line
Gold	STANDARD (GROUP) LTD
Gold	Stender Electronic Materials Co., Ltd. of Dongguan City
Gold	Strain DS Force Shop
Gold	Sudan Gold Refinery
Gold	Sumisho Material Corp.
Gold	Sumitomo Metal Mining Co. Ltd.
Gold	SungEel HiTech
Gold	Suntain
Gold	Super Dragon Technology Co. Ltd.
Gold	SuZhou ShenChuang recycling Ltd.
Gold	Suzhou University Special Chemical Reagent Co., Ltd
Gold	Suzhou Xingrui Noble
Gold	Suzuki Kikinzoku Kako K.K.
Gold	Swiss METALOR Group
Gold	Sylham
Gold	T.C.A S.p.A
Gold	Tai Zhou Chang San Jiao Electron Co. Ltd
Gold	Taicang City Nancang Metal Material Co., Ltd
Gold	Taipeng
Gold	Taiwan Total Co. Ltd.
Gold	TAIZHOU CITY LONG TRIANGLE ELECTRONICS CO.,LTD.
Gold	Tai'zhou City Yangtze River Delta Electron Ltd.
Gold	Taizhou Delta Electronics Co., Ltd.
Gold	TAIZHOU MAYOR RIVER ELECTRON LIMITED COMPANY.
Gold	Taizhou Mayor Triangle Electronic Co., LTD
Gold	Taizhou Xin Hong Kong Electronics Materials Co., Ltd.
Gold	TAIZHOU YANGTZE RIVER DELTA ELECTRONIC CO.,LTD
Gold	Taizhouchang San Jiao electric Company
Gold	Tamura
Gold	Tanaka
Gold	TANAKA DENSHIKOGYO K.K.
Gold	Tanaka Electronics
Gold	TANAKA ELECTRONICS SINGAPORE PTE LTD
Gold	Tanaka Kikinzoku Group
Gold	Tanaka Kikinzoku International Co.,
Gold	Tanaka Kikinzoku Kogyo K.K.
Gold	Tejing (Vietnam) Tungsten Co., Ltd.

Gold	The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining
Gold	THE HUTTI GOLD MINES CO.,LTD.
Gold	The Refinery of Shandong Gold Mining Co. Ltd
Gold	The Swiss METALOR Group
Gold	Tian Cheng Chemical Industry
Gold	Tianjin Tianyuan Electronic Material Co., Ltd.
Gold	Tokuriki Honten Co., Ltd.
Gold	Tong Ling Jin Dian electrical technology CO. LTD.
Gold	TONGDING METALLIC MATERIAL CO.LTD
Gold	Tongling Nonferrous Metals Group Co., Ltd
Gold	Tony Goetz NV
Gold	TOO Tau-Ken-Altyn
Gold	Torecom
Gold	Triumph Northwest
Gold	Tsai Brother industries
Gold	Tsuda Sangyo Co., Ltd
Gold	UBS AG
Gold	UBS AG Bahnhofstr.
Gold	Umicore
Gold	Umicore Brasil Ltda.
Gold	Umicore Galvanotechnik GmbH
Gold	Umicore Materials AG
Gold	Umicore Precious Metal Refining
Gold	Umicore Precious Metals Thailand
Gold	Umicore S.A. Business Unit Precious Metals Refining
Gold	Umicore Thailand
Gold	Uniforce Metal Industrial CORP.
Gold	United Precious Metal Refining, Inc.
Gold	United Refining
Gold	Universal Precious Metals Refining Zambia
Gold	Univertical International (Suzhou) Co., Ltd
Gold	UYEMURA
Gold	Valcambi SA Corp.
Gold	Viagra Di Precious Metals (Zhaoyuan) Co., Ltd.
Gold	VQB MINERAL AND TRADING GROUP JOINT STOCK COMPANY
Gold	W.C. Heraeus GmbH
Gold	W.C. HERAEUS GMBH TUNGSTEN
Gold	WAM Technologies Taiwan Co.,Ltd.
Gold	WANG TING
Gold	WATANABE ELECTRIC
Gold	WATANABE PLATING
Gold	Wave City State Yong Metal recycling plant
Gold	Wenzhou Yihua Connector Co.
Gold	Western Australian Mint trading as The Perth Mint
Gold	Westfalenzinn
Gold	White Solder Metalurgia e Mineracao Ltda.
Gold	WIELAND Edelmetalle GmbH
Gold	WIELAND METALS SHANGHAI LTD.
Gold	Williams / Williams Brewster
Gold	Williams Gold Refining Company

Gold	Williams/ Williams Brewster
Gold	Wolfram Bergbau und Hutten AG
Gold	Wolfram Company CJSC
Gold	Worldtop
Gold	Wort Wayne Wire Die
Gold	Wu Xi Shi Yi Zheng Ji Xie She Bei Company
Gold	Wuxi City Precious Metal Electronic Material Fty
Gold	WUXI YUNXI SANYE SOLDER FACTORY
Gold	Wuzhong Group
Gold	Xiamen JInbo Metal Co., Ltd.
Gold	Xiamen Police Station
Gold	Xiamen Tungsten (H.C.) Co., Ltd.
Gold	Xian Jiandabolin Keji Youxiangongsi
Gold	Xin Tongding
Gold	XIN WANG Copper Smelter
Gold	XinYe Co. Ltd
Gold	Xstrata Canada Corporation
Gold	Xstrata LLC
Gold	YAITAI,SHANDONG RECRUITS THE INCORPORATED COMPANY OF THE GOLD LI BLESSING
Gold	Yamamoto Precious Metal Co., Ltd.
Gold	Yamato Denki Ind. Co., Ltd.
Gold	YAN THAI ZHAOJIN KANFORT PRECISION MOTALS INCORPORATED COMPANY
Gold	Yangzhou Genesis Microelectronics Co., Ltd
Gold	Yantai Guodasafina High-Tech Environmental Refinery Co. Ltd.
Gold	Yantai Kanfort Metal Co., Ltd.
Gold	Yantai the Country Large Safina High-Tech Environmental Refinery Co. Ltd.
Gold	Yantai Zhaojin Kanfort Precious Metals Incorporated Company
Gold	Yantai Zhaojin Lai Fuk Precious Metals Ltd
Gold	Yantai Zhaojin Lifu Precious Metals
Gold	Yantai Zhaojinlufu
Gold	Yokohama Metal Co., Ltd.
Gold	Yoo Chang Metal Industries Co Ltd.
Gold	Yueqing Chemical & Light Industry & Building Materials Co., Ltd.
Gold	Yuh-Cheng Material Corporation
Gold	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.
Gold	Yunnan Copper Industry Co., Ltd.
Gold	Yunnan Metallurgical Group Co., Ltd
Gold	YUNNAN TIN COMPANY GROUP LIMITED
Gold	YUNSIN
Gold	Yuntinic Chemical GmbH
Gold	Yutinic Resources
Gold	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.
Gold	Zhaojin Gold Argentine Refining Company Limited
Gold	Zhaojin Kanfort Precious Metals Incorporated Company
Gold	Zhaojin Lai Fuk Precious Metals Limited
Gold	Zhaojun Maifu
Gold	Zhaoyuan Gold Smelting Co., LTD
Gold	Zhaoyuan Li Fu Industrial
Gold	ZHAOYUAN LIFUSHIYE Co., Ltd
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory

Gold	Zhejiang Suijin
Gold	Zhongjin Gold CO.,LTD
Gold	Zhongkuang Gold Industry Co., LTD
Gold	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.
Gold	Zhongyan Gold Smelter
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation
Gold	Zhuhai Horyison Solder Co.,Ltd
Gold	ZHUHAI POISON MATERIAL PROPRIETARY CO., LTD.
Gold	ZHUZHOU SMELTER GROUP CO., LTD
Gold	Zi Jin Yinhui Gold Smelters in Luoyang
Gold	Zijian Kuang Ye Refinery
Gold	Zijin Mining Group Co., Ltd. Gold Refinery
Tantalum	A.L.M.T. TUNGSTEN Corp.
Tantalum	ABS
Tantalum	ABS Alloys & Metals
Tantalum	Advanced Alloy Services
Tantalum	Advanced Metallurgical Group N.V. (AMG)
Tantalum	AGL
Tantalum	Almalyk Mining and Metallurgical Complex (AMMC)
Tantalum	ALMT
Tantalum	Alpha
Tantalum	Alpha Metals
Tantalum	Amalgamated Metal Corporation Plc.
Tantalum	AMG (Advanced Metallurgical Group)
Tantalum	AngloGold Ashanti Córrego do Sítio Mineração
Tantalum	ANHUI HERRMAN IMPEX CO.
Tantalum	Asahi Refining USA Inc.
Tantalum	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.
Tantalum	Avon Specialty Metals Ltd
Tantalum	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)
Tantalum	BÖHLER Schmiedetechn
Tantalum	Boliden AB
Tantalum	CCR Refinery - Glencore Canada Corporation
Tantalum	Changsha South Tantalum Niobium Co., Ltd.
Tantalum	Chaozhou Xianglu Tun
Tantalum	China National Nonferrous
Tantalum	China Shenzhen Morgan Sputtering Targets & Technology Co.,Ltd.
Tantalum	Codelco
Tantalum	Companhia Industrial Fluminense
Tantalum	Conghua Tantalum and Niobium Smeltry
Tantalum	D Block Metals, LLC
Tantalum	Dayu Weiliang Tungsten Co., Ltd.
Tantalum	Designed Alloys
Tantalum	Duoluoshan
Tantalum	E.S.R. Electronics
Tantalum	EMJ Los Angeles
Tantalum	Estonia
Tantalum	Ethiopian Mineral Development Share Co. (EMDSC)
Tantalum	Exotech Inc.
Tantalum	F&X Electro-Materials Ltd.

Tantalum	FIR Metals & Resource Ltd.
Tantalum	Fujian Nanping Minning Tantalum and Niobium Mine Development Co., Ltd
Tantalum	Ganzhou Huaxing Tungsten Products Co., Ltd.
Tantalum	Gejiu Zili Mining And Metallurgy Co., Ltd.
Tantalum	Global Advanced Metals Aizu
Tantalum	Global Advanced Metals Boyertown
Tantalum	Gloria Material Technology
Tantalum	GTP Corporation
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.
Tantalum	Guixi Smelting Plant
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch
Tantalum	H.C. Starck Co., Ltd.
Tantalum	H.C. Starck GmbH
Tantalum	H.C. Starck GmbH Laufenburg
Tantalum	H.C. Starck Hermsdorf GmbH
Tantalum	H.C. Starck Smelting GmbH & Co. KG
Tantalum	H.C. Starck Tantalum and Niobium GmbH Goslar
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.
Tantalum	Hi-Temp Specialty Metals, Inc.
Tantalum	Hunan Chenzhou Mining Co., Ltd.
Tantalum	Hunan Chunchang Nonferrous Metals Co., Ltd.
Tantalum	Huntington Alloys Corp
Tantalum	ICD
Tantalum	Jada Electronic Limited (JX Nippon Mining&Matel Co., Ltd)
Tantalum	Jade-Sterling
Tantalum	Japan Mint
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., LTD
Tantalum	Jiangxi Tuohong New Raw Material
Tantalum	Jiangxi Yichun
Tantalum	Jinduicheng Molybdenum Co., Ltd
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.
Tantalum	Jiujiang Tanbre Co., Ltd.
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.
Tantalum	JX Nippon Mining & Metals Corporation
Tantalum	Kanto Denka Kogyo Co., Ltd.
Tantalum	KEMET Blue Metals
Tantalum	Kennametal Inc
Tantalum	King-Tan Tantalum Industry Ltd
Tantalum	KME Germany GmbH & Co. KG
Tantalum	Kojima Chemicals Co., Ltd.
Tantalum	Korea Metal Co., Ltd.
Tantalum	Lipman Walton
Tantalum	LSM Brasil S.A.
Tantalum	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.
Tantalum	Metallum
Tantalum	Metallurgical Products India Pvt., Ltd.
Tantalum	Metherma GmbH & Co KG
Tantalum	Mineração Taboca S.A
Tantalum	Mitsui Mining and Smelting Co., Ltd.
Tantalum	Moscow Special Alloys Processing Plant

Tantalum	Mtherma
Tantalum	N A S BAR
Tantalum	Nantong Tongjie Electrical Co., Ltd
Tantalum	NEC Tokin Electronics(Thailand)Co.,Ltd.
Tantalum	Nihon Material Co., Ltd.
Tantalum	NingHua XingLuoKeng TungSten Mining CO.,LTD
Tantalum	Ningxia Non-ferrous Metal Smeltery
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.
Tantalum	Noventa
Tantalum	NPM Silmet AS
Tantalum	NTET, Thailand
Tantalum	Nuvoton Technology Corp.
Tantalum	OJSC Kolyma Refinery
Tantalum	Outokumpu
Tantalum	PAMP SA
Tantalum	Phoenix Metal Ltd
Tantalum	Plansee SE Liezen
Tantalum	PM Kalco Inc
Tantalum	Posco
Tantalum	Power Resources Ltd
Tantalum	Prioksky Plant of Non-Ferrous Metals
Tantalum	PT Aneka Tambang (Persero) Tbk
Tantalum	PX Précinox SA
Tantalum	QuantumClean
Tantalum	Rand Refinery (Pty) Ltd.
Tantalum	Resind Industria e Comercio Ltda.
Tantalum	Sabin Metal Corp.
Tantalum	Samwon Metals Corp.
Tantalum	SANDVIK HARD MAT.
Tantalum	Scandmetal
Tantalum	Schone Edelmetaal B.V.
Tantalum	SEMPSA Joyería Platería SA
Tantalum	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.
Tantalum	SOE Shyolkovsky Factory of Secondary Precious Metals
Tantalum	Solikamsk Magnesium Works OAO
Tantalum	Taki Chemical Co., Ltd.
Tantalum	Talison Minerals Pty Ltd
Tantalum	Talley Metals
Tantalum	Tanco
Tantalum	Tantalite Resources
Tantalum	Telex Metals
Tantalum	The Refinery of Shandong Gold Mining Co., Ltd.
Tantalum	Tokuriki Honten Co., Ltd.
Tantalum	Tongling Nonferrous Metals Group Co., Ltd.
Tantalum	Tranzact, Inc.
Tantalum	Treibacher Industrie AG?
Tantalum	Triebacher
Tantalum	Ulba Metallurgical Plant JSC
Tantalum	ULVAC TOHOKU, Inc.
Tantalum	WBH AG

Tantalum	Wilbury Metals
Tantalum	Wolfram Company CJSC
Tantalum	Xiamen Tungsten (H.C.) Co., Ltd.
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.
Tantalum	Yanling Jincheng Tantalum Co., Ltd.
Tantalum	Yao Gang Xian Mining
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.
Tantalum	Zhuzhou Decheng Non Ferrous Metals Industies Co., Ltd.
Tin	5N Plus
Tin	5N Plus Lübeck GmbH
Tin	A.E.B. International, Inc.
Tin	A.L.M.T. TUNGSTEN Corp.
Tin	A.M.P.E.R.E
Tin	A.M.P.E.R.E. Deutsch
Tin	ABC
Tin	ACT JAPAN
Tin	ACuPowder International, LLC
Tin	AFICA
Tin	Ai-chia Industrial Co., Ltd.
Tin	Aida Chemical Industries Co., Ltd.
Tin	AIM Solder (Shenzhen) Company Limited
Tin	AK Steel Corp.
Tin	A-kyo Enterprise Co. Ltd.
Tin	Aleris
Tin	All Armor Minoru industry (co ) Co., Ltd.
Tin	Allied Metal Company
Tin	ALLTECH METAL
Tin	ALMAG
Tin	Almit
Tin	Alpha Metals (Taiwan) Inc.
Tin	Alpha Metals Korea Ltd.
Tin	Alrec
Tin	Aluminum Alloys Inc.
Tin	Aluminum Resources
Tin	Aluphoenix S.R.L.
Tin	Amalgamated Metal Corporation PLC
Tin	Amalgamated Metals Corporation, Ketabang
Tin	Amalgamet
Tin	American Iron & Metal Co. Inc
Tin	American Iron and Metal
Tin	Ami Bridge Enterprise Co., Ltd.
Tin	AMPERE INDUSTRIE (TELAMETAL)
Tin	Ampere Polska Sp. z o.o. (trader)
Tin	An Chen
Tin	An Thai Minerals Company Limited
Tin	An Vinh Joint Stock Mineral Processing Company
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.
Tin	Angelcast Enterprise Co., Ltd.
Tin	Anson Solder & Tin Products Co. Ltd.

Tin	Aoki Laboratories Ltd.
Tin	ArcelorMittal Burns Harbor
Tin	ArcelorMittal Hamburg GmbH
Tin	Arco Alloys
Tin	Asahi Metals (HK) Ltd
Tin	Asahi Pretec
Tin	Asahi Refining USA Inc.
Tin	Asahi Seiren Co.,Ltd.
Tin	Asahi Solder Technology (Wuxi) Co. Ltd.
Tin	Asaka Riken Co., Ltd.
Tin	Assaf Conductors Ltd.
Tin	Atlantic Metals
Tin	ATLAS PACIFIC CORPORATION
Tin	ATM ESTANHO IND COM IMP EXP LTDA
Tin	Atotech
Tin	Audiua, Escardida
Tin	AURA-II
Tin	Aurubis
Tin	Aurubis Netherlands
Tin	Aurubis, Norddeutsche Affinererie Ag
Tin	Ausmelt Limited
Tin	Average Reduction
Tin	Ayrubis
Tin	B T Solders Pvt Ltd
Tin	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)
Tin	BANKA
Tin	Bao Yuhua Electronics Co., Ltd.
Tin	Baoshida Swissmetal
Tin	BASLINI TIN SRL
Tin	Befesa Aluminio, S.L.
Tin	Best Metais e Solda
Tin	BEST METALS
Tin	Bilstein Service GmbH
Tin	Bintulu
Tin	BNT Chemicals Gmbh
Tin	Boliden Bergsoe AB
Tin	Bonoka Beliting INDONESIA
Tin	BOYI METAL ELECTRO FTY.
Tin	BRIGHT-E ELECTRONIC TECHNOLOGY LIMITED
Tin	Brinkmann Chemie AG
Tin	Buhung Ind
Tin	C. Hafner GmbH+Co.KG
Tin	C.D. Wälzholz KG
Tin	C.F. Booth
Tin	c:met
Tin	California Metal - X
Tin	CapXon(Hongyuan)
Tin	Carpenter Technologies
Tin	CCR Refinery - Glencore Canada Corporation
Tin	Cendres & Métaux SA

Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.
Tin	CHAINBOW
Tin	CHAN WEN COPPER INDUSTRY CO.,LTD.
Tin	ChaoYue
Tin	Chemtreat Consultant
Tin	Chen Jung Metals
Tin	Chengfeng Metals Co Pte Ltd
Tin	Chengli Hanxi Co.Ltd
Tin	Chenzhou Gold Arrow Solder CO.,Ltd
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.
Tin	Chernan Technology
Tin	CHIA FAR
Tin	China Hiroshima Xi Nandan Chinese tin sets Foundation
Tin	China Hongqiao Group Limited
Tin	China Huaxi Group Nandan
Tin	China Nandan Set
Tin	China National Nonferrous Industry Corp.
Tin	China New Materials
Tin	China Steel Corporation
Tin	China Tin Group Co., Ltd.
Tin	China Tin Smelter Co.Ltd
Tin	China YunXi Mining
Tin	Chinalco LuoYang Copper Co., Ltd.
Tin	Chinese Hunan Province Chenzhou City
Tin	ChineseGuangxiNantansintertingroup
Tin	Chofu Works
Tin	Chorus Tata Steel
Tin	Chris Carkner
Tin	CHUTAN GANXIAN COUNTY, JIANGXI, China
Tin	CIMSA, S.A.
Tin	CINTAS METALICAS S.A
Tin	Cloud New Nonferrous Electrolytic Company Limited
Tin	CNMC (Guangxi) PGMA Co., Ltd.
Tin	Cofermetal Spa
Tin	Cohen Alloys Ltd
Tin	Colonial Metals Co
Tin	COME FM TIMAH
Tin	Complejo Metalurgico Vinto S.A.
Tin	Constellium Extrusions Decin s.r.o.
Tin	Continental
Tin	Cooérativa Produtores de Cassiterita
Tin	Cookson
Tin	Cookson Alpha Metals (Shenzhen) Co., Ltd.
Tin	Cooperativa Metalurgica de Rondônia Ltda.
Tin	COPPER 100
Tin	CSC Pure Technologies
Tin	CUSTOM ALLOY LIGHT METALS INC
Tin	CV Ayi Jaya
Tin	CV Dua Sekawan
Tin	CV Gita Pesona

Tin	CV Nujanah
Tin	CV Serumpun Sebalai
Tin	CV Tiga Sekawan
Tin	CV United Smelting
Tin	CV Venus Inti Perkasa
Tin	Dae Chang Co., Ltd.
Tin	Dae Kil Metal Co., Ltd
Tin	DAECHANG Co. LTD
Tin	Daejin Indus Co., Ltd.
Tin	DAEWOO INTERNATIONAL CORPORATION
Tin	Darley Dale Smelter
Tin	DAYE Nonferrous Co. Ltd.
Tin	Dede Kimya
Tin	Dickmann
Tin	Dickmann s.r.l.
Tin	Diehl Metall Aplications GmbH
Tin	Ding Pacific Metal Products (Shenzhen) Co., Ltd.
Tin	Dingnan Jiawang Environmental Tin Technology Co.
Tin	DODUCO GmbH
Tin	Doi Field Metals Co., Ltd.
Tin	Doino Kinzoku
Tin	Dongbu Steel
Tin	Dongguan City JiuBo Electronic Science and Technology Co.,LTD
Tin	Dongguan City Thousand Island Metal Foil CO.,Ltd
Tin	Dongguan Huayu Metal-Material
Tin	Dongguan Yuecheng Metal Materials Co., Ltd.
Tin	DONGGUANG JINNJI PRECISION DIE MACHINE INC.
Tin	Dongrong
Tin	Dowa
Tin	Dr. Soldering Tin Products Co., Ltd.
Tin	DS
Tin	DUKSAN HI-METAL
Tin	Duni Ljevaonica Obojenih Metala
Tin	DYFENCO GREEN APPLIED MATERIAL CO., Ltd
Tin	Eagle Brass
Tin	Eastern Alloys
Tin	ECKA GRANULES
Tin	Egli Fischer
Tin	Electro.oy Metal Pte.
Tin	Electroloy Coroperation Sdn Bhd
Tin	Electroloy Metal (Shenzhen) Co. ltd.
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company
Tin	Elemetal Refining, LLC
Tin	Elmet S.A. de C.V.
Tin	Elmet S.L.U.
Tin	EM Vinto
Tin	ER BAKIR
Tin	Essar Steel Algoma
Tin	Estanho de Rondônia S.A.
Tin	E-tech Philippines

Tin	Excellent Resistance to Copper (Suzhou) Co., Ltd.
Tin	Eximetal S.A.
Tin	F.LLI COSTA
Tin	FA CHIA METAL
Tin	Federal Mogul Wiesbaden
Tin	Feinhütte Halsbrücke GmbH
Tin	Felder GmbH - Löttechnik
Tin	Fenix
Tin	Fenix Metals
Tin	Ferro Alloys de México, S.A. de C.V.
Tin	First Copper Technology Co., Ltd.
Tin	Five gold steel material processing?Dongguan Tangxia re- sho
Tin	Fuji Metal Mining Corp
Tin	Fukuoka, Japan
Tin	Full Armor Industries (shares) Ltd.
Tin	Fundipar
Tin	FUNDITUBA INDÚSTRIA METALÚRGICA LTDA.
Tin	Funsur
Tin	Furukawa Electric Co.,Ltd.
Tin	GA AVRIL
Tin	GALF S.R.L. SPECIAL ALUMINIUM ALLOYS
Tin	Gallatin Steel
Tin	Galloo N.V.
Tin	Galva-Metall GmbH
Tin	Gang Yi Plating Factory
Tin	Ganzhou City, Jiangxi Province on the Jewish Xinmao Tin Co., Ltd.
Tin	Ganzhou Sinda W&Mo Co. Ltd.
Tin	Gebrueder Kemper GMBH
Tin	Geib Refining Corp.
Tin	Geiju Jinye Mineral Co., Ltd.
Tin	Geiju Ye Lian Chang
Tin	Geiju Yunxin Nonferrous Electrolysis Ltd.
Tin	Gejiu Fengming Metallurgy Chemical Plant
Tin	GEJIU GOLD SMELTER MINERALS CO.,LTD
Tin	Gejiu Jinye Mineral Co., Ltd.
Tin	Gejiu Kai Meng Industry and Trade LLC
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.
Tin	GEJIU YE LIAN CHANG
Tin	GEJIU YUNHONG TIN LTD YUNNAN OF P.R.CHINA
Tin	Gejiu Yunxi Group Corp.
Tin	GEJIU YUNXIN COLORED ELECTROLYSIS LTD YUNNAN OF P.R.CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.
Tin	Gettel Group China
Tin	Gibbs Wire & Steel Co
Tin	Glencore
Tin	Global Advanced Metals Pty Ltd
Tin	Gold Bell Group
Tin	Gomat-e-K.
Tin	Goodway

Tin	Grant Manufacturing & Alloying, Inc
Tin	Grik Perak Malaysia
Tin	Grillo-Handel
Tin	Grupo Mexico S.A. (mineria)
Tin	Guamg Xi Liu Zhou
Tin	Guang Xi Hua Xi Corp
Tin	Guang Zhou Hong Wuxi Products Limited
Tin	Guangdong Gaoyao Shengye Metal Manufactory
Tin	GuangDong Jiatian Stannum Products Co., Ltd
Tin	Guangxi China Tin Group
Tin	Guangxi Huaxi Group Co.,Ltd
Tin	Guangxi Jin Lian
Tin	Guangxi Liuzhou China Tin Metals Group
Tin	Guangxi Nonferrous Metals Group (Hechi Xinhua smelting limited company)
Tin	Guangxi Pinggui PGMA Co. Ltd.
Tin	Guangxi Taixing Electronic Welding Material Co., LTD
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd
Tin	Guangzhou Kaijie Non-ferrous Metal CO.,LTD
Tin	Guangzhou Non-Ferrous Metals Research Institute
Tin	GUANGZHOU PACIFIC TINPLATE CO,.LTD.
Tin	Guanyang Guida Nonferrous Metal Smelting Plant
Tin	Guest Huaxi Smelting Co. Ltd.
Tin	Guixi Smelter
Tin	H. KRAMER & CO
Tin	H.C. Starck Group
Tin	H.J. Enthoven & Sons
Tin	Hai Yuxin Xi Zhuhai Co., Ltd.
Tin	Hana-High Metal
Tin	Hanbaek Nonferrous Metals
Tin	Handok Metal Co., Ltd.
Tin	Hangzhou Yatong Electronics Co., Ltd.
Tin	HARADA METAL INDUSTRY CO., LTD.
Tin	Hawkins, Inc.
Tin	Hayes Metals
Tin	Hayes Metals Pty Ltd
Tin	HeChi Metallurgical Chemical factory
Tin	HeeSung
Tin	HeeSung Metal Ltd.
Tin	HERAEUS
Tin	Heraeus Hanau
Tin	Heraeus Ltd. Hong Kong
Tin	Heraeus Materials Singapore Pte, Ltd.
Tin	Heraeus Oriental Hitec Co., Ltd.
Tin	Heraeus Zhaoyuan Changshu Electronic Material Co.,Ltd
Tin	Heraeus Zhaoyuan Precious Metal Materials Co. Ltd.
Tin	HeTai Gold Mineral GuangDong Ltd. Co.
Tin	Hezhou Jinwei Tin Co., Ltd
Tin	High Quality Technology Co., Ltd.
Tin	Highjent Technology
Tin	High-Power Surface Technology

Tin	High-Tech Co., Ltd. Taiwan
Tin	HIJOS DE JUAN DE GARAY
Tin	Hijos Juan de Garay,S.A.
Tin	Hikaru Suites Ltd.
Tin	Hitachi Chemical Co. America, Ltd.
Tin	HL Thorne
Tin	HOLDJINN
Tin	Homestake Mining Co
Tin	Honeywell Electronic Materials
Tin	Hong Qiao Nanoscale Science and Technology (Shenzhen) Co. Ltd
Tin	HongQiao Metal Parts
Tin	Hongqiao Metals (Kunshan) Co., Ltd.
Tin	Hua Eng Wire & Cable Co. Ltd.
Tin	HUAHONG CO., LTD
Tin	Huanggang City Tongding Metallic Material Co. Ltd.
Tin	Huaxi Group of Nandan
Tin	Huaxi Smelting Co. Ltd
Tin	Huayou
Tin	HuiChang Hill Tin Industry Co., Ltd.
Tin	Huichang Jinshunda Tin Co., Ltd.
Tin	Huizhou Taiwan Electronic Component Limited Company
Tin	Huizhou Tin High-tech Co., Ltd.
Tin	Hulterworth Smelter
Tin	Hunan Nonferrous Metals Holding Group Co. LTD
Tin	Hunan Xianghualing Tin
Tin	Huntington Alloys
Tin	Huron Valley Steel Corp
Tin	Hyundai-Steel
Tin	IBE Zinn- und Lötprodukte e.K.
Tin	IBF IND Brasileira de Ferroligas Ltda
Tin	IMC-MetalsAmerica, LLC
Tin	Impag AG CH-Zürich
Tin	Imperial Aluminum
Tin	Imperial Zinc Corporation
Tin	In The High-Tech Co. Ltd
Tin	Inbra Ind E Comercio De Metais LTDA
Tin	Incesa Comp. Elétricos Ltda
Tin	INCREASINGLY AND CHEMICAL (SUZHOU) CO., LTD
Tin	Ind. Minera Mexico
Tin	Indium Corporation
Tin	INDIUM CORPORATION OF EUROPE
Tin	Indonesia State Tin Mentok Smelter
Tin	Indonesia Tin Corp
Tin	Indonesia (Bangka)
Tin	Indra Eramulti Logam
Tin	Ing.Josef Korínek
Tin	Ingot Metal
Tin	Iniforce Metal Industrial
Tin	INNOVATION FACTORY, OLD TOWN ,GEJIU, HONGHE HANI YI AUTONOMOUS PREFECTURE,YUNNAN ,CHINA

Tin	International Wire Goup, Inc
Tin	IPS (Suzhou) New Materials Co. Ltd
Tin	Ishifuku Metal Industry Co., Ltd.
Tin	ISHIHARA CHEMICAL CO., LTD.
Tin	ISHIKAWA METAL CO.,LTD.
Tin	i-TSCL
Tin	Izhevsk Electromechanical Plant Kupol
Tin	JalanPantai/Malaysia
Tin	Jan Janq
Tin	Japan Chofu manufacturing plant
Tin	Japan Copper and Brass Co., Ltd.
Tin	Japan Ferrar Metals
Tin	Japan New Metals Co., Ltd.
Tin	Japan Refining Co., Ltd.
Tin	JAU JANQ ENTERPRISE CO., LTD.
Tin	Jaujanq Malaysia Smelting Corp
Tin	Jean Goldschmidt International
Tin	JFE Steel Corporation
Tin	Jia Tian
Tin	JIA WANG Technology Solder Product
Tin	Jiangmen Huayuan Industry Co. Ltd
Tin	Jiangxi Copper Company Limited
Tin	JiangXi JiaWang
Tin	Jiangxi Jinshunda Tin Co. Ltd.
Tin	Jiangxi Ketai Advanced Material Co. Ltd.
Tin	Jiangxi Yaosheng Tungsten Co., Ltd.
Tin	Jin Zhou
Tin	JinDa Metal Co., Ltd.
Tin	Johnson Matthey, UK-London
Tin	JU TAI INDUSTRIAL CO.,LTD.
Tin	Kahanna Traders & Engineers
Tin	Kalas Wire
Tin	Kanfort Industrial (Yantai)
Tin	KARAS PLATING LTD
Tin	Katabang
Tin	Keeling & Walker Limited
Tin	KEMET Blue Powder
Tin	Kepulauan
Tin	Kester inc
Tin	Ketabang
Tin	Kewei Tin Co.,ltd
Tin	KIESOW DR. BRINKMANN
Tin	KIHONG T & G
Tin	Kitts Metal Works
Tin	Kiyomine Metal Industry Co.,Ltd.
Tin	KME Brass Germany GmbH
Tin	KME France
Tin	KME Germany
Tin	Kobe Steel, Ltd.
Tin	Koepp Schaum GmbH

Tin	KOKI COMPANY LIMITED
Tin	KOKI JAPAN
Tin	Koki Products Co.,Ltd
Tin	Kovohute Pribram Nastupnicka, A.S.
Tin	KOVOHUTE PRÍBRAM NÁSTUPNICKÁ, A.S.
Tin	KU PING ENTERPRISE CO., LTD.
Tin	Kunming High-tech Industrial Developing Area
Tin	Kunshan Shenghan
Tin	Kunshan Shing Lee Solder manufactureing co.Ltd
Tin	Kunshan Tin Shing Lee Manufacturing Co., Ltd.
Tin	Kunshan Xin Ding metal material Limited company
Tin	Kunshan Xiubo
Tin	Kuntai
Tin	Kupol
Tin	Kyocera Corporation
Tin	LANGFANG BONDTRON ELECTRONIC MATERIALS CO., LTD.
Tin	Laybold
Tin	L-com Inc
Tin	LEAD-FREE SOLDER smelter
Tin	Lee Established a Solder Manufacturing Co., Ltd. Kunshan
Tin	Levitra can, Shenzhen Electronic Technology Co., Ltd.
Tin	LEYBOLD CO.,LTD.
Tin	LG INTERNATIONAL CORP
Tin	Lian Xing Plating Factory
Tin	Linetech
Tin	Lingbao Jinyuan Tonghui Refinery Co. Ltd.
Tin	Lingbao Jinyuan Tonghui
Tin	Linwu Xianggui Ore Smelting Co., Ltd.
Tin	LiQiao Plating
Tin	Liuzhou China Tin Group Company Ltd - Laibin Smelter
Tin	LMD
Tin	LS-NIKKO Copper Inc.
Tin	Lübeck GmbH
Tin	Lupon Enterprise Co. Ltd.
Tin	M&R Claushuis BV
Tin	Ma On Shuguang Smelting Plant
Tin	Maanshan Dongshen electronic material factory
Tin	MacDermid GmbH
Tin	Magnesium Elekton Inc.
Tin	Magnu's Minerais Metais e Ligas Ltda.
Tin	Malaysia Smelting Corporation (MSC)
Tin	MANAAS MEYERLARGICAL
Tin	Materials Eco-Refining Co. Ltd.
Tin	Matsuo nn da Ltd.
Tin	Matsuo Solder Co. Ltd
Tin	Matsuo tension
Tin	MATSUSHIMA KINZOKU
Tin	Matsushima Metal Corporation
Tin	MBO
Tin	MCP Heck

Tin	MCP Metal Specialities Inc.
Tin	MCP Mining & Chemical Products Ltd UK
Tin	Mecomsa, S.A. de C.V.
Tin	Medeko Cast S.R.O.
Tin	Melt Metais e Ligas S.A.
Tin	Meng Neng
Tin	MENTPL
Tin	Metaconcept
Tin	Metahub Industries Sdn. Bhd.
Tin	Met-AL
Tin	Metal Alloy (India)
Tin	METALLIC MATERIALS
Tin	Metallic Resources, Inc.
Tin	Metallo-Chimique N.V.
Tin	Metallum Metal Trading AG CH-Regendorf
Tin	Metallum Metal Trading Company
Tin	Metalor Chimique
Tin	Metalor Technologies SA
Tin	Metech Alu Ind Sdn, Bhd.
Tin	Metropolitan Alloys Corp
Tin	Midland Industries, Inc.
Tin	Millard Wire and Specialty Strip Company
Tin	Minchali Metal industry Co. Ltd.
Tin	Mineração Taboca S.A.
Tin	Mineral-Metal s.r.o.
Tin	Ming Li Jia smelt Metal Factory
Tin	Minmetals Ganzhou Tin Co. Ltd.
Tin	Minsur SA Tin Metal (Minsur)
Tin	Misue Tin Smelter and Refinery
Tin	Mits-Tec (Shanghai) Co. Ltd.
Tin	Mitsubishi Materials Corporation
Tin	Mitsui Mining and Smelting Co., Ltd.
Tin	Mitsui Sumitomo Metal Mining Brass & Copper Co.,Ltd
Tin	MK Electron
Tin	Modeltech Sdn Bhd
Tin	Molycorp Silmet A.S.
Tin	Monette
Tin	Moravia Steel a.s.
Tin	Morigin Company
Tin	MSU Metallschmelzwerk Ulm GmbH
Tin	N.E. Chemcat
Tin	Nancang Metal Material Co.,Ltd
Tin	NanJing DaMai Science Technology Industry Co.,LTD
Tin	Nanjing Xin Ying Technology Co,Ltd
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.
Tin	Nanshan Tin
Tin	NANTONG CHUN YUAN ELECTRONICSIND CO., LTD.
Tin	Nathan Trotter & Co INC.
Tin	NATIONAL BRONZE & METALS
Tin	Neuhaus

Tin	New Mining Co., Ltd.
Tin	Ney Metals and Alloys
Tin	NGHE TIN NON-FERROUS METAL
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company
Tin	NIHON ALMIT CO.,LTD.
Tin	Nihon Genma MFG Co., Ltd.
Tin	NIHON HANDA Co.,Ltd.
Tin	Nihon superior co.,Ltd
Tin	NINGBO CITY CHANGZHEN COPPER CO.,LTD
Tin	Ningbo Jintian copper (Group ) Company Limited
Tin	NINGBO YINZHOU TIN BRONZE BRONZE BELT CO.,LTD
Tin	Ninsur
Tin	Nippon Filler Metals Ltd
Tin	NIPPON KINZOKU CO.,LTD.
Tin	Nippon Mining & Metals Co., Ltd.
Tin	Nippon Steel Sumitomo Metal Co., Ltd.
Tin	Nishihara Science and Engineering
Tin	NITAH
Tin	Nohon Superior Co.,
Tin	Norteña de Metales, SA
Tin	North Star BlueScope Steel, LLC
Tin	Northern Smelter
Tin	Novosibirsk Processing Plant Ltd.
Tin	Novosibirsk Tin Plant, JSK (NOK)
Tin	Nrudakoto Ltd.
Tin	Nucor CF Wisconsin
Tin	Nucor Steel
Tin	O.M. Manufacturing (Thailand) Co., Ltd.
Tin	O.M. Manufacturing Philippines, Inc.
Tin	Oetinger Aluminium
Tin	OJSC Novosibirsk Refinery
Tin	Oki Copper and Brass Industry Co., Ltd.
Tin	Old City Metals Processing Co., Ltd.
Tin	OM MANUFACTURING PHILIPPINES,INC
Tin	OM Manufacturing Phils. Inc.
Tin	OMG Electronics Chemical Pte Ltd
Tin	OMODEO SAS
Tin	OMSA
Tin	Operaciones Metalugicas SA.
Tin	Osaka Asahi Metal K.K.
Tin	Outokumpu
Tin	Oxbow Metales de Mexico S. de R.L de C.V.
Tin	Ozawa Kinzoku
Tin	Padaeng Industry Public Company Limited
Tin	Palm International
Tin	PAN-Metallgesellschaft Baumgärtner
Tin	Paranapanema S/A
Tin	PBT
Tin	PENINSULAR DE LATÓN
Tin	Persang Alloy Industries

Tin	PERUSAHAAN SADUR TIMAH MALAYSIA
Tin	Philippine Associated Smelting and Refing Corporation
Tin	Phoenix Metal Ltd.
Tin	Pinshine
Tin	PIREKS
Tin	Plansee SE Liezen
Tin	Poongsan Corporation
Tin	Posco
Tin	POSSEHL
Tin	Powerway Alloy Metail Co., Ltd
Tin	Praxair Surface Technologies
Tin	Prifer Com de Sucata
Tin	PRIMEYOUNG METAL (ZHUHAI)IND.CO.,LTD
Tin	Pro WU Xianggui Mining and Metallurgy Co. Ltd.
Tin	Productos Minerales del Norte S.A. de C.V.
Tin	Pro-Tech Korea
Tin	PT Alam Lestari Kencana
Tin	PT Aries Kencana Sejahtera
Tin	PT Artha Cipta Langgeng
Tin	PT ATD Makmur Mandiri Jaya
Tin	PT Babel Inti Perkasa
Tin	PT Bangka Kudai Tin
Tin	PT Bangka Prima Tin
Tin	PT Bangka Putra Karya
Tin	PT Bangka Timah Utama Sejahtera
Tin	PT Bangka Tin Industry
Tin	PT Belitung Industri Sejahtera
Tin	PT BilliTin Makmur Lestari
Tin	PT Bukit Timah
Tin	PT Cipta Persada Mulia
Tin	PT Citra Logam AlphaSejahtera
Tin	PT Citralcogam
Tin	PT Citralogam Alphasejahtera
Tin	PT DS Jaya Abadi
Tin	PT Eunindo Usaha Mandiri
Tin	PT Fang Di MulTindo
Tin	PT HANJAYA PERKASA METALS
Tin	PT HP Metals Indonesia
Tin	PT Indra Eramulti Logam Ind
Tin	PT Inti Stania Prima
Tin	PT Justindo
Tin	PT Karimun Mining
Tin	PT Kijang Jaya Mandiri
Tin	PT Koba Tin
Tin	PT Lautan Harmonis Sejahtera
Tin	PT Menara Cipta Mulia
Tin	PT Mitra Stania Prima
Tin	PT NATARI
Tin	PT O.M. Indonesia
Tin	PT Panca Mega Persada

Tin	PT Pelat Timah Nusantara Tbk
Tin	PT Prima Timah Utama
Tin	PT Refined Bangka Tin
Tin	PT Sariwiguna Binasentosa
Tin	PT Seirama Tin Investment
Tin	PT Smelting
Tin	PT Solder Indonesia
Tin	PT Stanindo Inti Perkasa
Tin	PT Sukses Inti Makmur
Tin	PT Sumber Jaya Indah
Tin	PT Tambang Timah
Tin	PT Tambank
Tin	PT Timah (Persero) TBK
Tin	PT Timah (Persero) Tbk Kundur
Tin	PT Timah (Persero) Tbk Mentok
Tin	PT Timah (Persero) Tbk Muntok
Tin	PT Tinindo Inter Nusa
Tin	PT Tirus Putra Mandiri
Tin	PT Tommy Utama
Tin	PT Wahana Perkit Jaya
Tin	PT Yichendo Mining Industry
Tin	PT.Citralogam
Tin	PT.Indra Eramulti Logam Industrie
Tin	Qian Dao Tin Products
Tin	Qualitek Delta Philippines
Tin	RAFFMETAL SPA
Tin	Rahman Hydrailic Tin Sdn Bhd
Tin	Recial - Reciclagem de Alumínios, SA
Tin	REDRING SOLDER (M) SDN BHD
Tin	REDSUN METAL IND CO.,LTD
Tin	Reiborudo Co., Ltd.
Tin	Republic Metals Corporation
Tin	Republic Steel
Tin	Resind Industria e Comercio Ltda.
Tin	REYNOLDS
Tin	Richard Stenzhorn GmbH
Tin	Risse + Wilke Kaltband GmbH & Co.KG
Tin	Ritchey Metals
Tin	Rohm & Haas R&H Europe Trading AP
Tin	Rohm and Haas Deutschland GmbH
Tin	RSI
Tin	RT Refined Banka Tin
Tin	Rui Da Hung
Tin	S Company
Tin	Saarstahl AG
Tin	SACAL SPA
Tin	Saitamaken Irumasi Sayama ke Hara
Tin	Salzgitter
Tin	SAMATRON CO.,Ltd.

Tin	Sambo Industry
Tin	SAN-ETSU METALS
Tin	San'etsu Metals Co., Ltd.
Tin	SANMENXIA HENGSHENG SCIENCE AND TECHNOLOGY R&D, LTD., CO
Tin	SARBAK
Tin	SARKUYSAN
Tin	Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS
Tin	Schloetter Co. Ltd.
Tin	Schlötter GmbH & Co. KG
Tin	SCHUMANN
Tin	Seju Industry
Tin	SELAYANG SOLDER SDN.BHD.
Tin	Semco
Tin	Senju Electronic Materials (Hong Kong) Co., Ltd.
Tin	Senju Metal Industry Co., Ltd.
Tin	Settu Chemical Industry
Tin	SEVELAR
Tin	Severstal
Tin	Severstal Columbus
Tin	Severstal Dearborn
Tin	Sevotrans
Tin	SGS
Tin	SGS BOLIVIA S.A.
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.
Tin	Shandong Guoda Gold Co., LTD.
Tin	ShangDongZhaoJinLiFu noble metal CO.,LTD.
Tin	Shanghai Baosteel
Tin	Shanghai Hubao Coppe
Tin	Shanghai Jiangxi Metals Co. Ltd
Tin	Shanghai New Solar
Tin	ShangHai YueQiang Metal Products Co., LTD
Tin	Shantou Xi Kuang
Tin	Shao Xing Tian Long Tin Materials Co. Ltd
Tin	SHAOXING TIANLONG TIN MATERIALS
Tin	Shapiro
Tin	Shapiro Metals
Tin	Shen Mao Solder (M) Sdn. Bhd
Tin	Shen Zhen Anchen solder products co.,Ltd.
Tin	Shen Zhen Qi Xiang Da Hua Gong Gong Si
Tin	Shen Zhen Rui Yun Feng Industry Co.,Ltd
Tin	SHENMAO TECHNOLOGY INC.
Tin	Shenzhen Aijiafa Industrial Co., Ltd.
Tin	Shenzhen Anchen Soldering Tin Product Co., Ltd.
Tin	SHENZHEN BOSHIDA SODERING TIN INDUUSTRIAL CO,LTD
Tin	Shenzhen City Thai Industrial CO., LTD.
Tin	SHENZHEN HONGCHANG METAL MANUFACTURING FACTORY.
Tin	Shenzhen Honghe Yunguan Tin Co., Ltd.
Tin	Shenzhen Keaixin Technology
Tin	Shenzhen Kwinner Industry CO,.Ltd.
Tin	Shenzhen Qi Xiang Da Chemical Company

Tin	SHENZHEN RED CLOUD CROWN TIN LIMITED
Tin	Shenzhen Xing HongTai tin Co.,TTD
Tin	Shenzhen Yi Cheng Industrial
Tin	Sichuan Guanghan Jiangnan casting smelters
Tin	SIGMA
Tin	Sin Asahi Solder(M)Sdn Bhd
Tin	Singapore LME Tin
Tin	Sinitron Shenmao Solder(M)Sdn Bhd
Tin	SIP
Tin	Sipi Metals Corp
Tin	SIZER METALS PTE LTD
Tin	Smelting&Refining
Tin	SMIC SENJU MALAYSIA
Tin	Snow up to City Suzhou Chemical
Tin	SNPLUS
Tin	So Accurate Refining Group
Tin	Soft Metais LTDA
Tin	Solar Applid Materials Technology Corp.
Tin	Solder Coat Co., Ltd.
Tin	SOLDER COAT CO.,LTD
Tin	Solderindo
Tin	Solder-MIC
Tin	SOLNET METAL
Tin	Solnet Metal Industry Co., Ltd
Tin	SONGWON
Tin	SORIMETAL
Tin	Southwest China Dandong FCOFCO Property Group Maps Glossary tells
Tin	Special Metals
Tin	Spectro Alloys Corporation
Tin	SPTE
Tin	STANCHEM Sp. j. (trader)
Tin	Standard Lublin Sp. z o.o. (intermediary)
Tin	Stretti
Tin	Sumitomo Electric, USA (A.L.M.T.)
Tin	Sumitomo Metal Mining Co., Ltd (Toyo Smelter & Refining)
Tin	Sumitomo, CANADA
Tin	Sun Surface Technology Co Ltd
Tin	Sundwiger Messingwerk GmbH & Co.KG
Tin	Sungailiat
Tin	Super Dragon Technology Co. Ltd.
Tin	Super Ligas
Tin	Super Ligas Indústria e Comércio de Metais Ltda.
Tin	Suzhou Chemical Co., Ltd.
Tin	Suzhou Cloud kun Metal Material Co. LTD
Tin	Suzhou Co. Ltd.
Tin	Suzhou Feixiang Solder Materials Co., Ltd.
Tin	Suzhou Jinyi Jewelry Factory
Tin	SUZHOU NUONENGDA CHEMICAL CO.,LTD
Tin	Suzhou Roiwow Recycle Technology Company LTD
Tin	Suzhou Xintang Material Supply Station

Tin	Swissmetal
Tin	Swopes Salvage
Tin	Taboca via MCP Metal Specialities. Inc.
Tin	Tae Seung
Tin	Taicang City Nancang Metal Meterial Co.,Ltd
Tin	Taiwan High-Tech Co., Ltd.
Tin	Taiwan Huanliang
Tin	Taiwan Qing Gao Qi Ye You Xian Gong Si
Tin	Tamura Corporation
Tin	Tanaka Kikinzoku Kogyo K.K.
Tin	TAP
Tin	Tarutin Kester Co., Ltd.
Tin	TCC Steel
Tin	TDK
Tin	Teck Metals LTD
Tin	TENNANT METAL PTY LTD.
Tin	Termomecanica
Tin	Thailand Smelting and Refining Co. Ltd.
Tin	Thaisarco
Tin	THE FEDERAL METAL COMPANY
Tin	The Force Bridge Surface Treatment Material Factory
Tin	The Miller Company
Tin	The Refinery of Shandong Gold Mining Co., Ltd.
Tin	Thermox Performance Materials GmbH
Tin	Three Green Surface Technology Limited Company
Tin	Thye Ming Industrial Co.,Ltd
Tin	ThyssenKrupp Acciai Speciali Terni
Tin	Tianjin Environmental Protection Co., Ltd.
Tin	Tianjin Huamei
Tin	Tianjin Rui Jian Electronics Co., Ltd.
Tin	Tianshui Ling Bo Technology Co., Ltd
Tin	Tianshui Long Bo Business & Trade Co., Ltd.
Tin	TIANSHUI LONG BO TECHNOLOGY CO., LTD
Tin	TIB Chemicals AG
Tin	Tim Plating Gejiu
Tin	TIMAH
Tin	Tin Plating Gejiu
Tin	Tin Products Manufacturing Co. Ltd.
Tin	Tochij
Tin	TODINI AND CO SPA
Tin	Tongding Metal Material Co.,Ltd.
Tin	Tongling Nonferrous Metals Group Co., Ltd.
Tin	TOP-TEAM TECHNOLOGY(SHEN ZHEN)LIMITED
Tin	TOTAI
Tin	Toyama, Japan
Tin	Toyo Smelter & Refinery of Sumitomo Metal Mining Co., Ltd.
Tin	Trafilerie Carlo Gnutti S.p.A.
Tin	Tratho Metal Química Ltda.
Tin	Traxys
Tin	Trialco

Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company
Tin	Umicore
Tin	Umicore Precious Metal (S) Pte. Ltd.
Tin	Umicore SA Business Unit Precious Metals Refining
Tin	Uni Bros Metal Pte Ltd
Tin	Uniforce Metal Industrial CORP.
Tin	UNITED SMELTER
Tin	Units year high Technology Co. , Ltd.
Tin	UNIVERTICAL CORP
Tin	Univertical International (Suzhou) Co., Ltd
Tin	Untracore Co.,Ltd.
Tin	VERTEX METALS INCORPORATION
Tin	Vishay Intertechnology
Tin	Vitkovicke Slevarny
Tin	VQB Mineral and Trading Group JSC
Tin	WALSIN
Tin	Wang Yu Manufacturing Co. Ltd.
Tin	Warton Metals Limited
Tin	Watanabe Plating co.
Tin	WELLEY
Tin	Well-Lin Enterprise Co Ltd
Tin	Wen Cheng Co., Ltd.
Tin	Westfalenzinn J. Jos
Tin	Westmetall GmbH & Co. KG
Tin	WFM Brons
Tin	White Solder Metalurgia e Mineracao Ltda.
Tin	Wieland AG
Tin	Wieland Metals
Tin	Wilhelm Grillo
Tin	Win Tin Co., Ltd. Yongkang Hiroshima
Tin	Wind Yunnan Nonferrous Metals Co., Ltd.
Tin	Winter Metalle GmbH
Tin	WKK
Tin	WKK PCB Trading Ltd
Tin	Wonil Metal Co Ltd
Tin	Wooshin Metal
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Compoany
Tin	WUHU ZHONGYUAN METAL SHEET AND FOIL CO.,LTD
Tin	WUJIANG CITY LUXE TIN FACTORY
Tin	Wuxi Lantronic Electronic Co Ltd
Tin	WUXI YUNXI SANYE SOLDER FACTORY
Tin	Xia Yi Metal Industries (shares) Co., Ltd.
Tin	Xianghualing Tin Industry Co Ltd
Tin	Xianghualing Tin Minerals
Tin	XiHai
Tin	Ximao Tin Co. LTD
Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.
Tin	Xin Tongding
Tin	XIN WANG Copper Smelter
Tin	Xinke Precision Copper Strip Co., Ltd.

Tin	xinmao Tin Corp., Ltd
Tin	Xinmao Xiye (Tin Company)
Tin	XiYue
Tin	XURI
Tin	Yahataseitetsusho
Tin	Yantai Zhaojin Kasfort Precious IMC
Tin	YAO ZHANG ENTERPRISE CO., LTD.
Tin	Ye Chiu Metal Recycling (China) Ltd.
Tin	YE CHIU METAL SMELTING SDN.BHD
Tin	YH(Yunnan)
Tin	Yifeng Tin
Tin	Yifeng Tin Industry Co., Ltd.
Tin	Yiquan Manufacturing
Tin	YTC
Tin	Yu Material (Suzhou) Co. Ltd.
Tin	YUANG-HSIAN METAL INDUSTRIAL CORP.
Tin	Yuanhao
Tin	Yukenkougiyou
Tin	Yunan Tin Company Limited
Tin	YUNAN TIN PRODUCTS MANUFACTURING CO.,LTD.OF YTCL
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.
Tin	Yunnan Chengo Electric Smelting Plant
Tin	Yunnan Dian'xi Tin Mine
Tin	Yunnan Geiju Zili Metallurgy Co. Ltd.
Tin	Yunnan Gejiu Jinye Minerals
Tin	Yunnan Industrial Co., Ltd.
Tin	Yunnan Metallurgical Group Imp.& Exp.Co.,Ltd
Tin	Yunnan Old Colored Cloud New Electrolysis Ltd.
Tin	Yunnan Tin Company Limited
Tin	Yunnan Xi YE
Tin	Yunnan Xiangyunfeilong Non-Ferrous Metals Co.Ltd.
Tin	YUNSIN
Tin	Yuntinic Chemical GmbH
Tin	YUNXIN Colored Electrolysis Company Limited
Tin	Yunxin Non-ferrous Electroanalysis Ltd.
Tin	Yutinic Reousrces
Tin	Zhang Yao
Tin	Zhangjiagang Tenlong Metal Produces CO.,LTD
Tin	Zhangzhou Macro Real Non-Ferrous Metals
Tin	Zhangzhou Xiangcheng Hongyu Building
Tin	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTING FACTORY(Smelter Not Listed)
Tin	Zhejiang Huangyan Xinqian Electrical Parts Factory
Tin	Zhejiang Strong Soldering Materials Co., LTD
Tin	Zhen bo shi ye Co., LTD
Tin	ZHENXIONG COPPER GROUP CO., LTD
Tin	Zhongjin GOLDCORP.,LTD
Tin	Zhongshan Jinye Smelting Co., Ltd
Tin	ZHONGSHAN TIN-KING CO., LTD.
Tin	ZhongShi
Tin	Zhuhai Co., Ltd. Hai Yuxin Xi

Tin	Zhuhai Hongsheng Stannous Solder Manufacture Co,.Ltd
Tin	Zhuhai Horyison Solder Co., Ltd
Tin	Zhuhai Quanjia
Tin	Zijin Mining Group Co., Ltd. Gold Refinery
Tin	Zong Yang Industrial Co., Ltd.
Tin	Zu Hai Haiyuxin Tin Products Co., Ltd.
Tungsten	A.L.M.T. Corp.
Tungsten	A.L.M.T. TUNGSTEN Corp.
Tungsten	A.M.P.E.R.E
Tungsten	AB Ferrolegeringar/Minpro
Tungsten	ABS Alloys & Metals
Tungsten	ACL Metais Eireli
Tungsten	Advanced Alloy Services
Tungsten	Advanced Chemical Company
Tungsten	Aida Chemical Industries Co., Ltd.
Tungsten	Air Liquide Far Eastern (ALFE)
Tungsten	Alldyne Powder Technologies
Tungsten	Allied Material Corp
Tungsten	Alloys Imphy
Tungsten	Alluter Technology (Shenzhen) Co.,Ltd
Tungsten	ALMT
Tungsten	Altlantic Metals
Tungsten	Anhui Yingliu Group Inc.
Tungsten	Asia Tungsten Products Vietnam Ltd.
Tungsten	ASSAB
Tungsten	Atlantic Metals
Tungsten	Avon Metals
Tungsten	AVX Corporation
Tungsten	Axis Material Limited
Tungsten	AXISMATERIAL LIMITED
Tungsten	BAMSTC
Tungsten	Beijing Zenith Materials Co. Ltd.
Tungsten	Bejing Tian-long
Tungsten	BGH Edelstahl Lippendorf GMBH
Tungsten	Buffalo Tungsten, Inc
Tungsten	Cabot Corporation
Tungsten	Canon-Muskegon Corp
Tungsten	Carbografite Equipamentos Industrials Ltda
Tungsten	CCR Refinery - Glencore Canada Corporation
Tungsten	CERATIZIT
Tungsten	Ceratizit Deutschland GmbH
Tungsten	Ceratizit S.A
Tungsten	ChanZhou SuNan Iron Alloy Co, Ltd.
Tungsten	CHENGDU HONG BO INDUSTRIAL CO., LTD.
Tungsten	Chengtong Electrical Appliance Factory
Tungsten	Chenzhou Diamond Tungsten Products Co. Ltd
Tungsten	Chenzhou, Hunan, China (China Minmetals Non-ferrous Metals Holding Co.,Ltd)
Tungsten	Chenzhou,Chenzhou Mining Group
Tungsten	China Minmetals Non-ferrous Metals Co.,Ltd.
Tungsten	China National Nonferrous Metals Imp. & Exp. Jiangxi Corporation Ltd.

Tungsten	China's Nonferrous Mining Group Co. LTD
Tungsten	Chunbao Carbide Science & Technology Co., Ltd
Tungsten	COOKSON SEMPSA
Tungsten	COORSTEK
Tungsten	CTS Industries
Tungsten	DaeguTec Ltd.
Tungsten	DAIDO STEEL
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.
Tungsten	Dayu Weiliang Tungsten Co., Ltd.
Tungsten	Degutea
Tungsten	Elemetal Refining, LLC
Tungsten	Emei Hengdong
Tungsten	Eurotungstene
Tungsten	Evraz Stratcor, Inc.
Tungsten	Exotech Inc
Tungsten	F.W. HEMPEL INTERMETAUX S.A.
Tungsten	Foshan Nanhai Xihai Metal material Co., Ltd.
Tungsten	Fujian Ganmin Rare Metal Co. Ltd. [Jiangxi Rare Earth & Rare Metals Tungsten Group Corp. (JXTC)]
Tungsten	Fujian Jinxin Tungsten Co., Ltd.
Tungsten	Ganxian Shirui New Material Co., Ltd.
Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd. [Ganzhou Tejing Tungsten & Molybdenum Co., Ltd.(GZTJ)]
Tungsten	Ganzhou Hongfei Tungsten & Molybdenum Materials Co. Ltd.
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.
Tungsten	GANZHOU TE JING TUNGSTEN CO,.LTD
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.
Tungsten	Ganzhou, Jiangxi, China (China Minmetals Non-ferrous Metals Holding Co.,Ltd)
Tungsten	Gerard Daniel Worldw
Tungsten	GESAC
Tungsten	GFE
Tungsten	Global Tungsten & Powders Corp.
Tungsten	Guangdong Guangzhou Guangsheng Non-Ferrous Import & Export Co. Ltd
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.
Tungsten	H.C. Starck Group
Tungsten	H.C. Starck Smelting GmbH & Co. KG
Tungsten	Haicang
Tungsten	Halong City
Tungsten	Haynes International
Tungsten	Heraeus Ltd. Hong Kong
Tungsten	Heyuan Carbide Co., LTD
Tungsten	Hi-Temp Specialty Metals, Inc.
Tungsten	Hunan Chaungda
Tungsten	Hunan Chenzhou Mining Co., Ltd.
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.
Tungsten	Hydrometallurg, JSC
Tungsten	IBG China

Tungsten	ILJIN DIAMOND CO., LTD
Tungsten	IRTRADING
Tungsten	Istanbul Gold Refinery
Tungsten	Izawa Metal Co., Ltd
Tungsten	Japan New Metals Co., Ltd.
Tungsten	JIANGSU HETIAN SCI-TECH MATERIAL CO.,LTD
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.
Tungsten	Jiangxi Copper Company Limited
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.
Tungsten	Jiangxi Richsea New Materials Co., Ltd.
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.
Tungsten	Jiangxi Tungsten Co.,Ltd
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.
Tungsten	Jilin Sichuan
Tungsten	Jin Zhou
Tungsten	Jinzhou Xingye Smelt Duty Corp., Ltd.
Tungsten	JX Nippon Mining & Metals Co., Ltd.
Tungsten	JX NIPPON MINING & METALS CORPORATION
Tungsten	Kanto Denka Kogyo Co., Ltd.
Tungsten	KEMET Blue Powder
Tungsten	Kennametal (former ATI Tungsten Materials)
Tungsten	Kennametal Fallon
Tungsten	Kennametal Firth Sterling
Tungsten	Kennametal Huntsville
Tungsten	Kennecott Utah Copper LLC
Tungsten	KYOCERA
Tungsten	KYORITSU GOKIN CO., LTD.
Tungsten	La Parrila
Tungsten	LLC "RELIT"
Tungsten	Luoyan Mudu Tungsten & Molybdenum Technology Co., Ltd.
Tungsten	Luoyang Kewei Molybdenum & Tungsten Co. LTD
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co. Ltd
Tungsten	Malipo Haiyu Tungsten Co., Ltd.
Tungsten	Matheson Special Gas Production Co. Ltd of Korea- MGPK
Tungsten	Metallum
Tungsten	Metalor Technologies (Hong Kong) Ltd.
Tungsten	Metalor Technologies (Singapore) Pte., Ltd.
Tungsten	Metalor USA Refining Corporation
Tungsten	Meterion Advanced Materials Thin Film Products
Tungsten	Metherma
Tungsten	MFG
Tungsten	Micro 100
Tungsten	Minipro ab
Tungsten	Minmetals Ganzhou Tin Industry Co., Ltd.
Tungsten	Minpro AB
Tungsten	Mitsubishi Materials Corporation

Tungsten	Moliren Ltd
Tungsten	MSC (wei te)
Tungsten	Nadir Metal Rafineri San. Ve Tic. A.S.
Tungsten	Nanchang
Tungsten	Nankang Jingfeng Mining Ltd
Tungsten	Niagara Refining LLC
Tungsten	Nihon Superior Co., Ltd
Tungsten	Nippon Micrometal Corporation
Tungsten	North American Tungsten Corporation Ltd.
Tungsten	Novosibirsk Processing Plant Ltd.
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC
Tungsten	Outokumpu VDM USA
Tungsten	Penn United Carbide
Tungsten	Philippine Chuangin Industrial Co., Inc.
Tungsten	Plansee SE Liezen
Tungsten	Plansee SE Reutte
Tungsten	Pobedit JSC
Tungsten	Praxair Surface Technologies
Tungsten	PT Indra Eramulti Logam Industri
Tungsten	PT Timah (Persero) Tbk Mentok
Tungsten	REMELT SOURCES INC
Tungsten	Renhua Taiheyuan Ltd
Tungsten	Saganoseki Smelter & Refinery
Tungsten	Sandvik
Tungsten	Sanher Tungsten Vietnam Co., Ltd.
Tungsten	Scandmetal
Tungsten	Sendi (Japan): Kyocera Corporation
Tungsten	Shanxi Taibai factory
Tungsten	Shaoguan
Tungsten	Shaoguan, Guangdong
Tungsten	Sincemat Co, Ltd.
Tungsten	So Accurate Group, Inc.
Tungsten	Sothern Carbide
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City
Tungsten	Special Metals
Tungsten	SPECIALITY METAL TRADING
Tungsten	St. Martin i-S
Tungsten	Sumitomo
Tungsten	Sumitomo Electric Industries
Tungsten	Sumitomo Electric, USA (A.L.M.T.)
Tungsten	Sumitomo Metal Mining Co., Ltd.
Tungsten	Sunaga Tungsten
Tungsten	Sylham
Tungsten	Taicang City Nancang Metal Meterial Co.,Ltd
Tungsten	Taiyo Nippon Sanso Trading (Shanghai) Co., LTD
Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd
Tungsten	TDC Metal Co., Ltd.
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.
Tungsten	The Refinery of Shandong Gold Mining Co., Ltd.
Tungsten	ThyssenKrupp Steel

Tungsten	Titan International Inc.
Tungsten	Toshiba Material Co., Ltd
Tungsten	Tosoh
Tungsten	Treibacher
Tungsten	Triumph Norhwest
Tungsten	Ugitech
Tungsten	Ulba Metallurgical Plant JSC
Tungsten	ULVAC, Inc.
Tungsten	Unecha Refractory metals plant
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd
Tungsten	Voss Metals Company, Inc.
Tungsten	Wah Lee Industrial Corp.,
Tungsten	Weartech
Tungsten	Western Metal Materials Co.,ltd
Tungsten	White Solder Metalurgia e Mineração Ltda.
Tungsten	Wilbury Metals
Tungsten	WOGEN RESSOURCES LTD
Tungsten	Wolfram Bergbau und Hütten AG
Tungsten	Wolfram Company CJSC
Tungsten	WOLFRAM INDUSTRIE mbH
Tungsten	Woltech Korea Co., Ltd.
Tungsten	Xiamen
Tungsten	Xiamen Tungsten Co., Ltd.
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.
Tungsten	Yokohama Metal Co., Ltd.
Tungsten	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.
Tungsten	Yuntinic Resources
Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd
Tungsten	Zhuzhou Better Tungsten Carbide, Co Limited
Tungsten	Zhuzhou Cemented Carbide Group Co. Ltd.
Tungsten	Zhuzhou Decheng Non Ferrous Metals Industies Co., Ltd.
Tungsten	Zigong
Tungsten	Zigong Huagang Cemented Carbide New Materials Co., LTD.
Tungsten	Zijin Mining Group Co., Ltd. Gold Refinery
Countries of origin for conflict minerals from the above smelters/refiners are believed to be:
Albania, Algeria, American Samoa, Andorra, Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Canada, Chile, China, Croatia (local name: Hrvatska), Czech Republic, Estonia, Ethiopia, France, Germany, Ghana, Hong Kong, India, Indonesia, Italy, Japan, Jordan, Kazakhstan, Korea (Republic of), Kyrgyzstan, Luxembourg, Macedonia (The Former Yugoslav Republic Of), Malaysia, Mexico, Micronesia (Federated States of), Mozambique, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Russian Federation, Rwanda, Saudi Arabia, Singapore, Slovakia (Slovak Republic), South Africa, Spain, Sudan, Sweden, Switzerland, Taiwan, Taiwan (Province of China), Thailand, Turkey, Ukraine, United Arab Emirates, United Kingdom, United States Of America, Uzbekistan, Vietnam, Western Sahara, Zambia, Zimbabwe. Covered countries were identified only for audited smelters/refiners.
The following facilities were validated as smelters/refiners or have been audited by the CFSI, but country of origin information was not available. We continue to engage with our suppliers to determine the source of 3TG processed at the following facilities and to engage in efforts to determine the mine or location of origin of the 3TG used with greater specificity.
(None to report. All Smelters were reported with Countries)

VI. Product Description
Our products subject to this disclosure are pumps; valves; mixers; plate heat exchangers; dehydration technologies; filtration technologies; rotating and stationary heat exchangers; and industrial tools and hydraulic units. The conflict minerals necessary to the functionality or production of these products are, to our knowledge, obtained from suppliers who source these metals from the smelters/refiners and countries identified to date and listed in Section V above.
VII. Independent Private Sector Audit
Not required for calendar year 2016.